This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
International
Bond Fund

Semiannual Report
December 31, 1995

o For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

CONTENTS

   2 In Brief

   3 Letter from the Fund's Chairman

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  13 Financial Statements

  16 Financial Highlights

  17 Notes to Financial Statements

  25 Report of Independent Accountants

  26 Tax Information

  29 Officers and Directors

  30 Investment Products and Services

  31 How to Contact Scudder


IN BRIEF

o Scudder International Bond Fund provided a 3.66% total return for the second half of 1995, based on improving bond prices in European and dollar bloc markets and a successful portfolio allocation strategy. By comparison, the unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index lost 0.40%.

(BAR CHART TITLE)
                               Investment Returns
                  (for the six months ended December 31, 1995)

(BAR CHART DATA)

 Scudder International Bond Fund             3.66%

 World Government Bond Index                -0.40%



o European holdings continue to dominate the portfolio, with overweight positions in Sweden, Italy, the United Kingdom, Germany, and France. An underweight position in Japan compared with the benchmark Salomon Brothers Index also contributed to the Fund's outperformance during the period.

o The Fund paid shareholders a total of $0.38 per share in income distributions during the period and provided a 5.81% 30-day net annualized SEC yield at the end of December. The Fund's yield declined during the period, reflecting a trend of declining interest rates worldwide.

                                                 LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

         A favorable combination of low inflation, slow economic growth and declining interest rates around the world made 1995 a rewarding year for most fixed-income markets. In recent months, we have seen evidence suggesting that Japanese savings may finally be moving outside the country, providing additional fuel for the international bond markets.

         Nowhere have returns been as celebrated as in the United States bond market, where investors in 30-year Treasuries enjoyed a 30%+ total return for the year. The fact that most of Europe and the so-called dollar-bloc markets failed to keep pace suggests they may now be attractively valued by comparison. With yields on long-term U.S. Treasuries hovering around 6%, investors may also find attractive the yields of international bonds--some in excess of 10%. International bond investors can find additional reasons for optimism in the Bundesbank's easier monetary policy, political and economic reforms in Europe, and deficit reduction in places like Sweden.

         Scudder International Bond Fund offers U.S. fixed-income investors an opportunity for portfolio diversification and the potential to reap the benefits of relatively higher yields and improving bond prices overseas. As the dynamic of the international bond markets plays out in the coming year, Scudder International Bond Fund will continue to seek high current income and capital appreciation for its shareholders.

         We would also like to take this opportunity to announce a change in the Fund's portfolio management team, which now consists of Adam M. Greshin and Margaret D. Hadzima. Ms. Hadzima, Chairwoman of Scudder's Global Bond Strategy Committee, has been with Scudder since 1973 and joined the team in 1995. Margaret Craddock has left Scudder to pursue other career opportunities, and we wish her success in her new endeavors.

         If you have any questions about the Fund or your investments, please contact a Scudder Investor Relations representative at 1-800-225-2470. Page 31 provides more information on how to contact Scudder. Thank you for your continued interest in Scudder International Bond Fund.

                                  Sincerely,
                                  /s/Edmond D. Villani
                                  Edmond D. Villani
                                  Chairman,
                                  Scudder International Bond Fund

SCUDDER INTERNATIONAL BOND FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER INTERNATIONAL BOND FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,850      8.50%    8.50%
5 Year    $15,110     51.10%    8.61%
Life of
 Fund*    $20,796    107.96%   10.27%

SALOMON BROTHERS NON-U.S. DOLLAR
WORLD GOVERNMENT BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,955    19.55%    19.55%
5 Year    $17,762    77.62%    12.17%
Life of
 Fund*    $21,641   116.41%    10.97%

*The Fund commenced operations on
 July 6, 1988. Index comparisons begin
 July 31, 1988.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder International Bond Fund
Year            Amount
----------------------
7/31/88*       $10,000
88             $10,598
89             $11,365
90             $13,764
91             $16,824
92             $18,105
93             $20,971
94             $19,167
95             $20,796

Salomon Brothers Non-U.S. Dollar
World Government Bond Index
Year            Amount
----------------------
7/31/88*       $10,000
88             $10,942
89             $10,569
90             $12,184
91             $14,160
92             $14,835
93             $17,079
94             $18,102
95             $21,641

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1988*   1989    1990    1991    1992    1993    1994    1995
                     ---------------------------------------------------------------
NET ASSET VALUE...   $12.21  $11.97  $12.90  $13.53  $12.83  $13.50  $11.38  $11.46
INCOME DIVIDENDS..   $  .49  $ 1.05  $ 1.16  $ 1.17  $ 1.07  $  .92  $  .99  $  .85
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $   --  $  .29  $  .81  $  .62  $  .39  $   --  $   --
FUND TOTAL
RETURN (%)........     5.98    7.23   21.11   22.23    7.62   15.83   -8.61    8.50
INDEX TOTAL
RETURN (%)........     9.42   -3.41   15.29   16.22    4.77   15.12    5.99   19.55


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
MARKET EXPOSURE
---------------------------------------------------------------------------
Geographical                              Interest Rate
----------------------------              ---------------------------
Germany                15.8%              Germany                15.8%
Italy                  10.9%              Japan                  14.1%
United Kingdom          9.5%              Italy                  10.9%
Sweden                  8.0%              United Kingdom          9.5%
Australia               7.9%              Sweden                  8.0%
Supranational Agencies  6.3%              Australia               7.9%
France                  5.5%              France                  7.6%
New Zealand             5.4%              United States           7.6%
Denmark                 5.2%              New Zealand             5.4%
Netherlands             4.2%              Denmark                 5.2%
Japan                   4.1%              Netherlands             4.3%
Poland                  3.8%              Canada                  2.6%
Austria                 3.7%              South Africa            1.1%
Canada                  2.6%                                      ----
Portugal                2.1%                                      100%
United States           1.6%                                      ====
Argentina               1.3%
South Africa            1.1%
Brazil                  0.5%
Mexico                  0.5%
                        ----
                        100%
                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above tables.

Currency Exposure (a)
----------------------------------------------------------------
Australia              2.6%         Netherlands             4.3%
Canada                 2.6%         New Zealand             4.5%
Denmark                4.1%         South Africa            1.1%
France                 3.3%         Sweden                  3.9%
Germany               13.9%         United Kingdom          4.8%
Italy                 10.3%         United States          20.6%
Japan                 24.0%                                -----
                                                            100%
                                                           =====

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

The Fund's foreign currency exposure was further enhanced during the period, including a greater exposure to Japanese yen and select
European currencies.
-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER INTERNATIONAL BOND FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Scudder International Bond Fund provided a total return of 3.66% for the semiannual period ended December 31, 1995, outpacing the -0.40% return of the unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index. Reflecting a decline in interest rates worldwide, the Fund's 30-day net annualized SEC yield finished the period at 5.81%, down from 6.39% on June 30, 1995.

     The international bond markets generally provided attractive total returns in the second half of 1995, propelled by slow economic growth and the subsequent lack of inflationary pressure. Several central banks, including the German Bundesbank, moved to lower interest rates during the period in light of tightening fiscal policy, tepid growth in consumer spending, and weak labor markets. Meanwhile, consumer confidence continued to deteriorate throughout Europe. The European Commission's September survey of business and consumer confidence showed its lowest consumer confidence reading in over a year, particularly in the core European countries.

     Traditionally, bonds have reacted favorably to bad economic news, and the past six months were no different. Several European markets provided double-digit returns, including an impressive 14.63% in Italy and 26.31% in Sweden. Dollar-bloc markets such as Australia and Canada also performed well. Japan was a major disappointment with a -16.75% return for the six-month period due largely to a weakening yen. Individual market returns are listed below for both the six-month period and calendar year 1995.

                               Investment Returns*
                      (For periods ended December 31, 1995)

-------------------------------------------------------------------------
                                 Six Months           Twelve Months
-------------------------------------------------------------------------
Germany                             4.84%                 25.91%
-------------------------------------------------------------------------
France                               8.41                  27.69
-------------------------------------------------------------------------
United Kingdom                       7.55                  15.62
-------------------------------------------------------------------------
Italy                               14.63                  19.96
-------------------------------------------------------------------------
Australia                           14.10                  14.94
-------------------------------------------------------------------------
Sweden                              26.31                  34.83
-------------------------------------------------------------------------
Netherlands                          5.59                  28.39
-------------------------------------------------------------------------
Spain                               12.60                  29.48
-------------------------------------------------------------------------
Japan                              -16.75                   9.57
-------------------------------------------------------------------------
Canada                               9.46                  23.45
-------------------------------------------------------------------------
Source: Salomon Brothers
-------------------------------------------------------------------------
*Bond market returns in U.S. dollars.

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------


               Bond Allocation was Crucial to Positive Performance

     The Fund continued its policy of investing heavily in Europe (69% of portfolio holdings on December 31) with particular emphasis on the smaller, peripheral markets. The Fund's 10.9% position in Italy and 8.0% position in Sweden contributed substantially to the period's positive performance. Sweden's exceptionally strong return (+26.31%) was the result of a benign combination of lower interest rates, falling consumer prices, and improving budget and current account inequities. The fact is, economic indicators throughout Europe have consistently pointed down since the spring, and we expected the performance of European bond markets to be stronger. Given our view that these markets still offer the best relative value in the world, we intend to maintain our overweight position in the coming months.

     Also emphasized in the portfolio during the period were the dollar-bloc markets of Australia, New Zealand, and Canada, which had lagged the U.S. market early in 1995 and thus afforded relative value, in our opinion. Coincident with declines in Europe, interest rates in the dollar bloc moved sharply lower during the period, igniting bond market rallies. The Fund's weighting in Australia (7.9% of portfolio holdings on December 31) was particularly beneficial as that market returned 14.10%. In Canada, a referendum on Quebec sovereignty created considerable uneasiness among investors early in the period, improving the yield advantage of those bonds over U.S. Treasuries of equivalent maturity. We took the opportunity to increase the Fund's holdings in Canadian government bonds to a high of roughly 9% in late October. After the referendum was defeated (albeit narrowly), Canadian bonds and the Canadian dollar staged an impressive rally, with 10-year bonds gaining over 30 basis points (one basis point equals 1/100 of a percentage point) and the currency rising over 2%. Given the political risk remaining in Canada, we took profits on our Canadian holdings, trimming the Fund's total exposure to 2.6% of the portfolio as of December 31.

     The Fund's 14.1% weighting in Japan, while less than that of the benchmark index, clearly hurt overall performance during the period. The Japanese are committed to stimulating economic growth, and while they have yet to succeed, even the possibility of stronger economic growth has been damaging to bond market returns. At the same time, long-term bond yields have sunk so low

SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------


(to roughly 3%) that Japanese investors have begun investing outside Japan, placing downward pressure on the yen. During the period, a much-anticipated fiscal stimulus package was announced--larger than expected but lacking in creativity--and investor disappointment also worked to drive the value of the yen lower, from 80 to 102 yen per dollar, negatively affecting returns for U.S. investors. Given this troubling set of circumstances, we expect to remain underweight in Japan in the coming months.

     While decreasing exposure to Japan, the Fund increased its exposure to the emerging markets during the period, with new holdings in Argentina, Brazil, Mexico, and Poland. The combined emerging markets exposure is small as a percentage of portfolio assets (just 6.1% as of December 31) but provides attractive appreciation potential, in our view. After a tumultuous few months in early 1995, the countries of Latin America in particular have little choice but to continue with economic and political reforms aimed at promoting internal savings and improving credit ratings. In the meantime, these bonds can be purchased at prices well below par value.

                     U.S. Dollar Rally Provides Opportunity

     During the period, we continued to increase the Fund's exposure to foreign currencies (roughly 80% on December 31). The U.S. dollar's rally--based in part on the concerted effort of Japanese, German, and American central bankers--provided an opportunity to sell dollar holdings on strength and purchase currencies we believed were more reasonably valued. The Fund's purchases in peripheral Europe, for example, were made with local currencies, and exposure to the Japanese yen was increased based on the currency's lower valuation in recent months.

                                  Looking Ahead

         The Fund began the period with a higher-than-average interest rate exposure, aimed at maximizing bond market returns. After such strong and sustained rallies in Europe and the dollar-bloc markets, we reduced our interest rate exposure in November in an attempt to lessen the impact of a market correction. In

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

retrospect, this shift was premature. The markets of Europe in particular continued to rally through November and into December. We intend to increase our interest rate exposure prudently as opportunities develop. Meanwhile, we are optimistic that the recent flow of savings out of Japan--arguably the world's biggest saver--will provide further fuel for bond markets around the world.

Sincerely,

Your Portfolio Management Team
/s/Adam M. Greshin                  /s/Margaret D. Hadzima
Adam M. Greshin                     Margaret D. Hadzima

SCUDDER INTERNATIONAL BOND FUND
INVESTMENT PORTFOLIO as of December 31, 1995

                     % of             Principal                                                                Market
                  Portfolio             Amount                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
                    92.3%           FOREIGN DENOMINATED DEBT OBLIGATIONS

AUSTRALIAN DOLLARS   7.9%     AUD          10,150,000     Commonwealth of Australia, 9%, 9/15/04 ........     7,926,413
                                           14,825,000     Commonwealth of Australia, 10%, 10/15/07 ......    12,417,408
                                            9,285,000     Commonwealth of Australia, 12%, 11/15/01 ......     8,200,550
                                            8,080,000     Commonwealth of Australia, 12.5%, 9/15/97 .....     6,493,537
                                           19,300,000     New South Wales Treasury Bond, 6.5%, 5/1/06 ...    12,430,661
                                           12,800,000     New South Wales Treasury Corp., 7.5%, 2/1/98 ..     9,527,070
                                                                                                            -----------
                                                                                                             56,995,639
                                                                                                            -----------
BRITISH POUNDS       9.5%     GBP          16,500,000     Abbey National Treasury Corp., 6%, 8/10/99 ....    24,755,796
                                           14,660,000     United Kingdom Treasury Bond, 6.75%,
                                                            11/26/04 ....................................    21,789,122
                                           13,000,000     United Kingdom Treasury Bond, 9.5%, 1/15/99 ...    21,778,839
                                                                                                            -----------
                                                                                                             68,323,757
                                                                                                            -----------
CANADIAN DOLLARS     2.6%     CAD           6,610,000     Government of Canada, 8.5%, 3/1/00 ............     5,202,549
                                            9,460,000     Government of Canada, 8.75%, 12/1/05 ..........     7,756,957
                                            7,340,000     Mobil Oil Canada, Ltd., 8.125%, 1/20/98 .......     5,549,605
                                                                                                            -----------
                                                                                                             18,509,111
                                                                                                            -----------
DANISH KRONER        5.2%     DKK          52,000,000     Kingdom of Denmark, 7%, 12/15/04 ..............     9,279,477
                                           55,000,000     Kingdom of Denmark, 8%, 5/15/03 ...............    10,518,149
                                           88,000,000     Kingdom of Denmark, 9%, 11/15/00 ..............    17,575,028
                                                                                                            -----------
                                                                                                             37,372,654
                                                                                                            -----------
DEUTSCHEMARKS       15.8%     DEM           6,600,000     Federal Republic of Germany, 6.25%, 1/4/24 ....     4,278,377
                                           18,500,000     Federal Republic of Germany, 7%, 1/13/00 ......    13,955,565
                                           12,700,000     Federal Republic of Germany, 7.375%, 1/3/05 ...     9,649,192
                                           39,800,000     Federal Republic of Germany, 8%, 1/21/02 ......    31,191,266
                                           68,000,000     Federal Republic of Germany, 8.375%, 5/21/01 ..    54,152,220
                                                                                                            -----------
                                                                                                            113,226,620
                                                                                                            -----------
DUTCH GUILDERS       4.3%     NLG          32,000,000     Government of the Netherlands, 6.5%, 4/15/03 ..    20,851,741
                                           14,000,000     Government of the Netherlands, 7.75%, 1/15/00 .     9,611,940
                                                                                                            -----------
                                                                                                             30,463,681
                                                                                                            -----------
FRENCH FRANCS        7.6%     FRF          86,000,000     Government of France OAT, 5.5%, 4/25/04 .......    16,346,398
                                           76,000,000     Government of France OAT, 7.25%, 4/25/06 ......    16,098,400
                                           32,000,000     Government of France OAT, 8.5%, 3/28/00 .......     7,165,026
                                           70,800,000     Republic of Portugal, 7.7%, 6/7/05 ............    15,115,255
                                                                                                            -----------
                                                                                                             54,725,079
                                                                                                            -----------
ITALIAN LIRE        10.9%     ITL      53,000,000,000     Republic of Italy, 8.5%, 8/1/99 ...............    31,649,811
                                       52,800,000,000     Republic of Italy, 8.5%, 1/1/04 ...............    29,628,514

    The accompanying notes are an integral part of the financial statements.

---
10

                                                            INVESTMENT PORTFOLIO

                     % of             Principal                                                                Market
                  Portfolio             Amount                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
                                       27,070,000,000     Republic of Italy, 10.5%, 4/1/00 ..............    17,174,449
                                                                                                            -----------
                                                                                                             78,452,774
                                                                                                            -----------
JAPANESE YEN        14.1%     JPY       1,835,000,000     Export-Import Bank of Japan, 4.375%, 10/1/03 ..    19,439,642
                                          700,400,000     International Bank for Reconstruction &
                                                            Development, 4.75%, 12/20/04 ................     7,694,917
                                        3,318,300,000     International Bank for Reconstruction &
                                                            Development, 5.25%, 3/20/02 .................    37,107,836
                                          867,000,000     Japan Development Bank, 6.5%, 9/20/01 .........    10,183,477
                                        2,250,000,000     Republic of Austria, 6.25%, 10/16/03 ..........    26,764,990
                                                                                                            -----------
                                                                                                            101,190,862
                                                                                                            -----------
NEW ZEALAND
DOLLARS             5.4%      NZD          12,200,000     Government of New Zealand, 6.5%, 2/15/00 ......     7,715,621
                                           45,075,000     Government of New Zealand, 8%, 11/15/06 .......    31,081,833
                                                                                                            -----------
                                                                                                             38,797,454
                                                                                                            -----------
SOUTH AFRICAN RANDS 1.1%      SAR          32,350,000     Republic of South Africa, 12%, 2/28/05 ........     7,870,310
                                                                                                            -----------
SWEDISH KRONOR      7.9%      SEK          86,300,000     Kingdom of Sweden, 6%, 2/9/05 .................    11,008,508
                                           29,000,000     Kingdom of Sweden, 10.25%, 5/5/00 .............     4,681,445
                                          181,300,000     Kingdom of Sweden, 10.25%, 5/5/03 .............    30,048,600
                                           70,000,000     Kingdom of Sweden, 11%, 1/21/99 ...............    11,322,230
                                                                                                            -----------
                                                                                                             57,060,783
                                                                                                            -----------
                                                          TOTAL FOREIGN DENOMINATED DEBT
                                                            (Cost $652,056,430)..........................   662,988,724
                                                                                                            -----------

                    7.6%          U.S. DOLLAR DENOMINATED DEBT OBLIGATIONS

U. S. DOLLARS                 USD          13,250,000     Argentine Republic Floating Rate Note,
                                                            7.313%, 3/31/05 .............................     9,440,625
                                            3,191,000     Associates Corp. of North America,
                                                            Commercial Paper 5.954%, 1/2/96 .............     3,191,000
                                            6,250,000     Federative Republic of Brazil, 4.25%, 4/15/24 .     3,328,125
                                           19,500,000     Republic of Poland, Past Due Interest Bond,
                                                            Step-Up Coupon, 3.75%, 10/27/14 .............    12,723,750
                                           19,000,000     Republic of Poland Collateralized Discount
                                                            Bond, LIBOR plus .8125%, 7.125%, 10/27/24 ...    14,321,250
                                            5,000,000     United Mexican States, Collateralized Par
                                                            Bond, Series B, 6.25%, 12/31/19 .............     3,281,250
                                            7,000,000     U.S. Treasury Bill, 4.74%, 2/8/96 .............     6,965,840
                                              800,000     U.S. Treasury Bill, 5.14%, 5/9/96 .............       785,864
                                              200,000     U.S. Treasury Bill, 5.15%, 5/16/96 ............       196,270
                                                                                                            -----------
                                                          TOTAL U.S. DOLLAR DENOMINATED DEBT
                                                            (Cost $46,702,261) ..........................    54,233,974
                                                                                                            -----------
                                                          TOTAL INVESTMENTS (Cost $698,758,691) .........   717,222,698
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                                                             ---
                                                                              11

SCUDDER INTERNATIONAL BOND FUND

                     % of             Principal                                                                Market
                  Portfolio             Amount                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------------
                   0.1%           PURCHASED OPTIONS

                              AUD          16,250,000     Put on Australian Dollars, strike price
                                                            AUD .723, expiration date 2/1/96.............        16,193
                              DEM          62,270,000     Put on Deutschemarks, strike price DEM
                                                            1.4525, expiration date 1/26/96..............       224,172
                              FRF         179,305,670     Put on French Francs, strike price FRF 5.0,
                                                            expiration date 2/1/96.......................       122,741
                              FRF         135,778,000     Put on French Francs, strike price
                                                            FRF 5.05, expiration date 3/1/96.............       135,180
                              FRF         267,525,000     Put on French Francs, strike price FRF 5.22,
                                                            expiration date 1/12/96......................           268
                              JPY       2,931,519,600     Put on Japanese Yen, strike price
                                                            JPY 103.8, expiration date 1/29/96...........       269,034
                              NZD          50,755,000     Put on New Zealand Dollars, strike price
                                                            NZD .6365, expiration date 2/1/96............        17,764
                                                                                                            -----------
                                                          TOTAL PURCHASED OPTIONS (Cost $3,329,980)......       785,352
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                            (Cost $702,088,671) (a)......................   718,008,050
                                                                                                           ===========

                          (a) The cost for federal income tax purposes was
                              $703,037,862. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $14,970,188. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,587,338 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,617,150.

                                  WRITTEN OPTIONS

                              At December 31, 1995, outstanding written options were as follows (Note A):

                                                       Principal
                                                        Amount       Expiration                      Market
                              Call Options              (000's)         Date        Strike Price     Value ($)
                              ----------------       ---------------------------------------------------------
                              GBP ............           15,114       1/4/96        GBP 1.535         273,563

                              SEK ............           52,552       1/8/96        SEK 6.676          64,549

                              SEK ............          261,586       1/9/96        SEK 6.6365        230,588

                              ITL ............       10,563,100       1/18/96       ITL 1590.75        29,577

                              DEM ............           67,780       1/26/96       DEM 1.33            3,389

                              JPY ............        2,931,520       1/29/96       JPY 107            53,339
                                                                                                      -------
                              Total outstanding written options (Premiums received $1,712,382).....   655,005
                                                                                                      =======

    The accompanying notes are an integral part of the financial statements.

---
12

                                                            FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995

---------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $698,758,691) (Note A) ....                    $717,222,698
Purchased options, at market (identified cost $3,329,980)
(Note A)...........................................................                         785,352
Cash ..............................................................                             797
Foreign currency at market (identified cost $235,452) (Note A) ....                         236,445
Net receivable on closed forward currency exchange
  contracts (Note A) ..............................................                         252,554
Receivables:
  Investments sold ................................................                      15,088,415
  Interest ........................................................                      23,073,775
  Fund shares sold ................................................                         474,712
Unrealized appreciation on forward currency exchange
  contracts (Notes A & D) .........................................                         230,343
Other .............................................................                          11,234
                                                                                       ------------
     Total assets .................................................                     757,376,325

LIABILITIES
Payables:
  Investments purchased ...........................................   $12,796,346
  Fund shares redeemed ............................................     3,670,282
  Dividends .......................................................       891,114
  Accrued management fee (Note C) .................................       594,205
  Other accrued expenses (Note C) .................................       478,355
  Written options at market (premiums received $1,712,382)
          (Note A) ................................................       655,005
  Unrealized depreciation on forward currency exchange
    contracts (Notes A & D) .......................................     1,848,809
                                                                      -----------
     Total liabilities.............................................                      20,934,116
                                                                                       ------------
Net assets, at market value .......................................                    $736,442,209
                                                                                       ============
NET ASSETS
Net assets consist of:
  Net unrealized appreciation (depreciation) on:
          Investments .............................................                    $ 18,464,007
          Options .................................................                      (1,487,251)
          Foreign currency related transactions ...................                      (1,645,785)
  Accumulated net realized loss ...................................                    (119,034,868)
  Capital stock ...................................................                         642,683
  Additional paid-in capital ......................................                     839,503,423
                                                                                       ------------
Net assets, at market value .......................................                    $736,442,209
                                                                                       ============
NET ASSET VALUE, offering and redemption price per share
        ($736,442,209 divided by 64,268,289 shares of capital stock outstanding, $.01 par value, 200,000,000 shares of capital
        stock authorized) .........................................                    $      11.46
                                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                                                                             ---
                                                                              13

SCUDDER INTERNATIONAL BOND FUND

                             STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of withholding taxes of $614,608) ...................                 $32,702,481

Expenses:
Management fee (Note C) ...........................................  $  3,522,478
Services to shareholders (Note C) .................................       806,708
Custodian and accounting fees (Note C) ............................       582,651
Directors' fees (Note C) ..........................................        24,092
Reports to shareholders ...........................................       136,658
Auditing ..........................................................        52,226
Legal .............................................................        34,730
State registration ................................................        22,248
Other .............................................................        40,579     5,222,370
                                                                     --------------------------
Net investment income .............................................                  27,480,111
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
  Investments .....................................................    17,033,032
  Options .........................................................     5,654,967
  Futures contracts ...............................................   (17,037,434)
  Foreign currency related transactions ...........................   (11,670,551)   (6,019,986)
                                                                     ------------
Net unrealized appreciation (depreciation) during the period on:
  Investments .....................................................    (1,072,157)
  Options .........................................................     4,811,275
  Foreign currency related transactions ...........................     3,641,137     7,380,255
                                                                     --------------------------
Net gain on investment transactions ...............................                   1,360,269
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                $ 28,840,380
                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

---
14

                                                            FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                              DECEMBER 31,          JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                 1995                1995
----------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................   $  27,480,111      $   92,566,481
Net realized loss from investment transactions ...........      (6,019,986)       (189,123,181)
Net unrealized appreciation on investment
  transactions during the period .........................       7,380,255         130,714,791
                                                             -------------      --------------
Net increase in net assets resulting
  from operations ........................................      28,840,380          34,158,091
                                                             -------------      --------------
Distributions to shareholders:
  From net investment income ($.38 per share for
    December 31, 1995) ...................................     (27,480,111)             --
                                                             -------------      --------------
  Tax return of capital ($.98 per share for June 30, 1995)          --             (92,566,481)
                                                             -------------      --------------
Fund share transactions:
Proceeds from shares sold ................................      54,529,851         318,060,128
Net asset value of shares issued to shareholders
  in reinvestment of distributions .......................      25,031,487          72,680,706
Cost of shares redeemed ..................................    (253,987,010)       (653,886,791)
                                                             -------------      --------------
Net decrease in net assets from Fund
  share transactions .....................................    (174,425,672)       (263,145,957)
                                                             -------------      --------------
DECREASE IN NET ASSETS ...................................    (173,065,403)       (321,554,347)
Net assets at beginning of period ........................     909,507,612       1,231,061,959
                                                             -------------      --------------
NET ASSETS AT END OF PERIOD ..............................   $ 736,442,209      $  909,507,612
                                                             =============      ==============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ................      79,574,801         102,881,085
                                                             -------------      --------------
Shares sold ..............................................       4,801,749          27,314,845
Shares issued to shareholders in reinvestment of
  distributions ..........................................       2,195,150           6,274,380
Shares redeemed ..........................................     (22,303,411)        (56,895,509)
                                                             -------------      --------------
Net decrease in Fund shares ..............................     (15,306,512)        (23,306,284)
                                                             -------------      --------------
Shares outstanding at end of period ......................      64,268,289          79,574,801
                                                             =============      ==============

    The accompanying notes are an integral part of the financial statements.

                                                                             ---
                                                                              15

SCUDDER INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                  FOR THE PERIOD
                                                                                                                   JULY 6, 1988
                                           SIX MONTHS                                                             (COMMENCEMENT
                                              ENDED                       YEARS ENDED JUNE 30,                    OF OPERATIONS)
                                           DECEMBER 31,  -----------------------------------------------------      TO JUNE 30,
                                              1995        1995    1994(b)   1993     1992      1991      1990          1989
                                           -------------------------------------------------------------------------------------
Net asset value, beginning of period ...     $11.43      $11.97   $13.57   $13.68   $12.35    $12.08    $11.27        $12.00
                                             ------      ------   ------   ------   ------    ------    ------        ------
Income from investment operations:
  Net investment income (a) ............        .38         .98      .92     1.03     1.08      1.21      1.10          1.00
  Net realized and unrealized
    gain (loss) on investment
    transactions (c) ...................        .03        (.54)   (1.22)     .52     2.15       .56       .80          (.73)
                                             ------      ------   ------   ------   ------    ------    ------        ------
Total from investment operations .......        .41         .44     (.30)    1.55     3.23      1.77      1.90           .27
                                             ------      ------   ------   ------   ------    ------    ------        ------
Less distributions:
  From net investment income ...........       (.38)        --      (.91)   (1.04)   (1.09)    (1.21)    (1.09)        (1.00)
  From net realized gains on investment
    transactions .......................        --          --       --      (.62)    (.81)     (.29)      --            --
  In excess of net realized gains on
    investment transactions ............        --          --      (.39)     --       --        --        --            --
  Tax return of capital ................        --         (.98)     --       --       --        --        --            --
                                             ------      ------   ------   ------   ------    ------    ------        ------
Total distributions ....................       (.38)       (.98)   (1.30)   (1.66)   (1.90)    (1.50)    (1.09)        (1.00)
                                             ------      ------   ------   ------   ------    ------    ------        ------
Net asset value, end of period .........     $11.46      $11.43   $11.97   $13.57   $13.68    $12.35    $12.08        $11.27
                                             ======      ======   ======   ======   ======    ======    ======        ======
TOTAL RETURN (%) .......................       3.66**      3.92    (2.83)   12.24    28.25     14.88     17.59          2.16**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .        736         910    1,231    1,017      542       144        73            13
Ratio of operating expenses, net to
  average net assets (%) (a) ...........       1.26*       1.30     1.27     1.25     1.25      1.25      1.25          1.00*
Ratio of net investment income to
  average net assets (%) ...............       6.65*       8.52     6.86     7.69     8.31      9.48      9.57          8.58*
Portfolio turnover rate (%) ............     236.39*      318.5    232.9    249.7    147.9     260.1     215.6         103.8*
(a) Reflects a per share amount of
      expenses, exclusive of management
      fees, reimbursed by the
      Adviser of .......................    $  --        $  --    $  --    $  --    $  --     $  --     $  --         $  .39
    Reflects a per share amount of
      management fee not imposed
      by the Adviser of ................    $  --        $  --    $  --    $  .02   $  .04    $  .06    $  .10        $  .10
    Operating expense ratio before
      expense reductions (%) ...........       --           --      1.29     1.37     1.57      1.75      2.51          5.59*

(b) Per share amounts have been calculated using weighted average shares outstanding.
(c) Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.
*   Annualized
**  Not annualized

---
16

                                                   NOTES TO FINANCIAL STATEMENTS


A.  SIGNIFICANT ACCOUNTING POLICIES

Scudder International Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a

                                                                             ---
                                                                              17

SCUDDER INTERNATIONAL BOND FUND

gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a

---
18

                                                   NOTES TO FINANCIAL STATEMENTS

certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a

                                                                             ---
                                                                              19

SCUDDER INTERNATIONAL BOND FUND

negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At June 30, 1995, the Fund had a net tax basis capital loss carryforward of approximately $77,681,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003, whichever occurs first. In addition, from November 1, 1994 through June 30, 1995, the Fund incurred $26,583,252 of net realized capital losses and $23,044,146 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer $26,583,252 of net realized capital losses and $5,541,013 of net realized currency losses and treat them as arising in the fiscal year ended June 30, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be

---
20

                                                   NOTES TO FINANCIAL STATEMENTS

considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. It appears likely that a portion of the Fund's income distributions for the fiscal year ending June 30, 1996 will be treated as a non-taxable return of capital.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B.  PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $915,481,032, and $1,058,863,377, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended December 31, 1995 was $7,277,521,985 and $7,277,521,985,
respectively.

                                                                             ---
                                                                              21

SCUDDER INTERNATIONAL BOND FUND

Transactions in written options for the six months ended December 31, 1995 are summarized as follows:

                        OPTION CONTRACTS            OPTIONS ON CURRENCIES (000 OMITTED)
                    -------------------------     ---------------------------------------
                    NUMBER OF     PREMIUMS                                     PREMIUMS
                    CONTRACTS    RECEIVED ($)         DEM           FRF      RECEIVED ($)
                    -------------------------     ---------------------------------------
Beginning of
 Period .....           --        $    --           51,803        241,600    $   851,774
Written .....           417         386,768        192,076           --        2,070,803
Closed ......          (417)       (386,768)      (176,099)          --       (1,964,100)
Exercised ...           --             --             --             --             --
Expired .....           --             --             --         (241,600)      (436,571)
                       ----       ---------       --------       --------    -----------
End of
Period ......           --        $    --           67,780           --      $   521,906
                       ====       =========       ========       ========    ===========


                    OPTIONS ON CURRENCIES (000 OMITTED) (CONTINUED)
                  --------------------------------------------------------------------
                                                                            PREMIUMS
                    GBP            ITL           JPY           SEK        RECEIVED ($)
                  --------------------------------------------------------------------
Beginning of
Period ......      11,773            --        2,219,500     273,521      $ 1,208,470
Written .....      15,114     209,863,100     19,803,434     810,985        6,351,338
Closed ......        --       (99,650,000)   (19,091,414)   (544,847)      (5,050,988)
Exercised ...     (11,773)    (99,650,000)          --      (225,521)      (1,318,344)
Expired .....        --              --             --          --               --
                  -------     -----------    -----------    --------      -----------
End of
Period ......      15,114      10,563,100      2,931,520     314,138      $ 1,190,476
                  =======     ===========    ===========    ========      ===========

--
22

                                                   NOTES TO FINANCIAL STATEMENTS

C.  RELATED PARTIES

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% on the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the six months ended December 31, 1995, the fee pursuant to both the Management Agreement and the Agreement amounted to $3,522,478, which is equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1995, the amount charged by SSC aggregated $579,176, of which $106,417 is unpaid at December 31, 1995.

Effective August 3, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $228,446, of which $42,171 is unpaid at December 31, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1995, Directors' fees and expenses aggregated $24,092.

                                                                             ---
                                                                              23

SCUDDER INTERNATIONAL BOND FUND

D.  COMMITMENTS

As of December 31, 1995, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $1,618,466.

                                                                          NET UNREALIZED
                                                                           APPRECIATION
                                                                          (DEPRECIATION)
 CONTRACTS TO DELIVER         IN EXCHANGE FOR      SETTLEMENT DATE           (U.S.$)
---------------------      --------------------    ---------------        --------------
AUD        10,880,272      JPY      807,061,618        1/10/96               (264,849)
DEM        22,447,000      ECU       12,261,263        1/10/96                 53,016
DEM         8,433,380      GBP        3,796,639        1/10/96                 19,863
ECU         9,320,000      DEM       16,949,119        1/10/96               (119,073)
GBP         3,770,369      DEM        8,433,380        1/10/96                 (1,359)
ECU         2,941,263      DEM        5,299,541        1/10/96                (40,851)
DKK        43,904,995      JPY      807,061,618        1/10/96                (73,318)
FRF        76,662,392      JPY    1,568,665,875        1/10/96               (440,198)
GBP         5,120,353      JPY      802,333,646        1/10/96               (171,317)
GBP         3,821,383      JPY      603,998,676        1/10/96                (77,444)
JPY     1,614,123,236      ECU       12,345,205        1/10/96                148,803
ECU        12,345,205      JPY    1,620,785,635        1/10/96                (84,304)
AUD           742,776      USD          557,082        1/16/96                  5,766
AUD        36,494,573      USD       27,078,973        1/24/96                  2,895
USD         7,494,000      JPY      758,415,282        2/20/96               (107,875)
USD         7,494,000      JPY      763,721,034        2/20/96                (56,203)
USD        21,600,495      JPY    2,175,655,901        2/20/96               (412,018)
                                                                           ----------
                                                                           (1,618,466)
                                                                           ==========

E. LETTER OF CREDIT

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

---
24

                                               REPORT OF INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER INTERNATIONAL BOND FUND:

We have audited the accompanying statement of assets and liabilities of Scudder International Bond Fund including the investment portfolio, as of December 31, 1995, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and for the year ended June 30, 1995, and the financial highlights for the six-month period ended December 31, 1995, for each of the six years in the period ended June 30, 1995 and for the period July 6, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Bond Fund as of December 31, 1995, the results of its operations for the six month period then ended, the changes in its net assets for the six-month period then ended and for the year ended June 30, 1995, and the financial highlights for the six months ended December 31, 1995, for each of the six years in the period ended June 30, 1995 and for the period July 6, 1988 (commencement of operations) to June 30, 1989, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 12, 1996

                                                                             ---
                                                                              25

SCUDDER INTERNATIONAL BOND FUND
TAX INFORMATION

By now shareholders to which year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter form the Fund. For corporate shareholders no amount of the income dividends paid by the Fund qualified for the dividends received deduction.

In many states the amount of income distributed to you by the Fund which is derived from obligations of the U.S. Government may be exempt from state and local income taxes. Of the income dividends paid by the Fund for its calendar year ended December 31, 1995, 0.61% was derived from direct obligations of the U.S. Government.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

---
26




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                                       27

                      (This page intentionally left blank.)

                                                          OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Edmond D. Villani*
    Chairman of the Board and Director
Nicholas Bratt*
     President and Director
Paul Bancroft III
    Director; Venture Capitalist and Consultant
Sheryle J. Bolton
    Director; Consultant
Thomas J. Devine
    Director; Consultant
William H. Gleysteen, Jr.
    Director; President, The Japan Society, Inc.
William H. Luers
    Director; President, The Metropolitan Museum of Art
Daniel Pierce*
    Director and Vice President
Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation Robert W. Lear
    Honorary Director; Executive-in-Residence, Visiting Professor,
    Columbia University Graduate School of Business
Adam M. Greshin*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
David S. Lee*
    Vice President and Assistant Treasurer
Douglas M. Loudon*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Gerald J. Moran*
    Vice President
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Juris Padegs*
    Vice President and Assistant Secretary
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Cornelia M. Small*
    Vice President
Isabel Saltzman*
    Vice President
Coleen Downs Dinneen*
    Assistant Secretary



*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------
 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.


                                       30

                                                          HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                                       31

Celebrating Over 75 Years of Serving Investors
----------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.